SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]


Check the appropriate box:

[ ]  Preliminary proxy statement.

[X]  Definitive proxy statement.

[ ]  Definitive additional materials.
[ ]  Soliciting material under Rule 14a-12.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).


                             THE GERMANY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):


[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                             THE GERMANY FUND, INC.
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 24, 2003
--------------------------------------------------------------------------------

To our Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders of The Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, Fifth Floor Auditorium, New York, New York 10019 for the following purposes:

         1. To elect four (4) Directors, three to serve for terms of three years and one to serve for a term of two years, and until their successors are elected and qualify.

         2.   To  ratify  the   appointment   by  the  Board  of   Directors  of
              PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003.

         3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

         Only holders of record of Common Stock at the close of business on May 2, 2003 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

         If you have any questions or need additional information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 445 Park Avenue, New York, New York 10022, or 1-800-662-5200.

                                   By Order of the Board of Directors

                                   Robert R. Gambee
                                   Chief Operating Officer
                                   and Secretary

Dated: May 13, 2003

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY, SO THAT THE FUND DOES NOT INCUR ANY ADDITIONAL EXPENSES OF SOLICITATION OF PROXIES.

                             THE GERMANY FUND, INC.
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 24, 2003

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


         This Proxy Statement is furnished by the Board of Directors of The Germany Fund, Inc., (the "Board of Directors" or "Board"), a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, Fifth Floor Auditorium, New York, New York 10019. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of four (4) directors of the Fund ("Directors") (Proposal 1) and FOR the ratification of the appointment by the Board of PricewaterhouseCoopers LLP as independent accountants for the Fund (Proposal 2). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by submitting a subsequently executed proxy or by attendance at the Meeting and voting in person.

         The close of business on May 2, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 16,028,781 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of proxy will first be mailed to stockholders on or about May 13, 2003.

         A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class I expires at the 2003 Annual Meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding Annual Meeting. Three Class I nominees and one Class III nominee are proposed in this Proxy Statement for election.

         Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

         Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.

INFORMATION REGARDING DIRECTORS AND OFFICERS

         The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1986, except for Ambassador Burt, who was elected to the Board on June 30, 2000, and Messrs. Langhammer and Voscherau, who were elected to the Board on May 9, 2003.

NOMINEES PROPOSED FOR ELECTION:

                                                 CLASS I DIRECTORS
                           (TERM WILL EXPIRE IN 2003; NOMINEES FOR TERM EXPIRING IN 2006)

                                                                        NUMBER OF
                                                                        PORTFOLIOS                         SHARES
                            TERM OF                                      IN FUND                          OF COMMON
                            OFFICE                                       COMPLEX(2)        OTHER            STOCK
                               AND                                     OVERSEEN BY   DIRECTORSHIPS HELD  BENEFICIALLY
                POSITION(S) LENGTH OF            PRINCIPAL             DIRECTOR OR     BY DIRECTOR OR     OWNED AT
NAME, ADDRESS(1)   WITH       TIME             OCCUPATION(S)           NOMINEE FOR      NOMINEE FOR        MAY 1,
     & AGE         FUND      SERVED        DURING PAST FIVE YEARS        DIRECTOR         DIRECTOR          2002(3)
--------------  ----------- ---------  -------------------------------  -----------  ------------------  ------------
                                              NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Edward C.        Director   Since      Consultant (since 1994).             2        Director of the        2580
Schmults, 72                1986.      Senior Vice President -                       Central European
                                       External Affairs and General                  Equity Fund, Inc.
                                       Counsel, GTE Corporation                      (since 1990);(5)
                                       (telecommunications)                          Board Member,
                                       (1984-1994);  Deputy Attorney                 Green Point
                                       General of the U.S.                           Financial Corp.
                                       Department of Justice                         (since 1994).
                                       (1981-1984).

                                                 CLASS I DIRECTORS
                           (TERM WILL EXPIRE IN 2003; NOMINEES FOR TERM EXPIRING IN 2006)

                                                                        NUMBER OF
                                                                        PORTFOLIOS                         SHARES
                            TERM OF                                      IN FUND                          OF COMMON
                            OFFICE                                       COMPLEX(2)        OTHER            STOCK
                               AND                                     OVERSEEN BY   DIRECTORSHIPS HELD  BENEFICIALLY
                POSITION(S) LENGTH OF            PRINCIPAL             DIRECTOR OR     BY DIRECTOR OR     OWNED AT
NAME, ADDRESS(1)   WITH       TIME             OCCUPATION(S)           NOMINEE FOR      NOMINEE FOR        MAY 1,
     & AGE         FUND      SERVED        DURING PAST FIVE YEARS        DIRECTOR         DIRECTOR          2002(3)
--------------  ----------- ---------  -------------------------------  -----------  ------------------  ------------
                                              NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Eggert           Director   Since      Vice Chairman, BASF                  2        Director of the        None.
Voscherau, 606              2003       Aktiengesellschaft                            Central European
                                       (chemicals) (since 2002).                     Equity Fund, Inc.
                                       Deputy Chairman, Ressort II                   (since 2003);(5)
                                       (Europe Region) (Industrials)                 Member,
                                       (1998-2002).  Chairman and                    Supervisory
                                       Chief Executive Officer and                   Boards of:
                                       Executive Director, BASF                      Dresdner Bank
                                       Corporation (chemicals)                       Lateinamerika AG,
                                       (United States) (1997-1998).                  Haftpflichtverband
                                       Executive Director, BASF                      der Deutschen
                                       Aktiengesellschaft                            Industrie V.a.G.,
                                       (1996-1997), Executive Vice                   Basell N.V. ,
                                       President, BASF Corporation                   BASF Espanola
                                       (United States) and                           S.A.,  BASF
                                       President, North American                     Schwarzheide
                                       Consumer Products division                    GmbH.  President,
                                       (1991-1994).  President, BASF                 Cefic (European
                                       Aktiengesellschaft (Germany)                  Chemical Industry
                                       (1986-1991).                                  Council).
                                                                                     President,
                                                                                     International
                                                                                     Council of
                                                                                     Chemical
                                                                                     Associations.
                                                                                     Board Member,
                                                                                     BASF
                                                                                     Aktiengesellschaft.
---------------------------------------------------------------------------------------------------------------------
                                               INTERESTED DIRECTORS(4)
---------------------------------------------------------------------------------------------------------------------
Detlef           Director   Since      Partner of Sal. Oppenheim Jr.        2        Director of the        None.
Bierbaum, 60                1986.      & Cie KGaA (investment                        Central European
                                       management).                                  Equity Fund, Inc.
                                                                                     (since 1990);(5)
                                                                                     Member, Supervisory
                                                                                     Board, ESCADA
                                                                                     Aktiengesellschaft
                                                                                     (women's apparel);
                                                                                     Member, Supervisory
                                                                                     Board, Tertia
                                                                                     Handelsbeteiligungsgesellschaft
                                                                                     mbH (electronic
                                                                                     retailer). Member
                                                                                     of Supervisory
                                                                                     Board, Douglas AG
                                                                                     (retailer). Member
                                                                                     of Supervisory
                                                                                     Board, LVM
                                                                                     Landwirtschaftlicher
                                                                                     Versicherungsverein
                                                                                     (insurance).
                                                                                     Member of Supervisory
                                                                                     Board, Monega KAG.
                                                                                     Member of Supervisory
                                                                                     Board, AXA Investment
                                                                                     Managers.

                                                CLASS III DIRECTORS
                              (TERM WILL EXPIRE 2003; NOMINEES FOR TERM EXPIRING 2005)

                                                                         NUMBER OF
                                                                         PORTFOLIOS
                                                                         IN FUND
                                                                         COMPLEX(2)
                                                                         OVERSEEN                          SHARES
                            TERM OF                                      BY                               OF COMMON
                            OFFICE                                       DIRECTOR          OTHER            STOCK
                               AND                                       OR          DIRECTORSHIPS HELD  BENEFICIALLY
                POSITION(S) LENGTH OF             PRINCIPAL              NOMINEE       BY DIRECTOR OR     OWNED AT
NAME, ADDRESS(1)   WITH       TIME              OCCUPATION(S)            FOR            NOMINEE FOR        MAY 1,
     & AGE         FUND      SERVED         DURING PAST FIVE YEARS        DIRECTOR        DIRECTOR          2002(3)
--------------  ----------- ---------  -------------------------------  -----------  ------------------  ------------
                                              NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Fred H.          Director   Since      Chief Executive Officer, Estee         2      Director of the        None.
Langhammer,                 2003       Lauder Companies Inc.                         Central European
58(9)                                  (manufacturer and marketer of                 Equity Fund, Inc.
                                       cosmetics) (since 2000),                      (since 2003);(5)
                                       President (since 1995); Chief                 Director, Gillette
                                       Operating Officer  (1985-1999);               Company. Director,
                                       Managing Director, operations in              Inditex, S.A
                                       Germany (1982-1985); President,               (fashion
                                       operations in Japan (1975-1982).              manufacturer and
                                                                                     retailer).
                                                                                     Director,
                                                                                     Cosmetics,
                                                                                     Toiletries and
                                                                                     Fragrance
                                                                                     Association.
                                                                                     Director, German-
                                                                                     American Chamber
                                                                                     of Commerce, Inc.
                                                                                     Chairman, American
                                                                                     Institute for
                                                                                     Contemporary
                                                                                     German Studies at
                                                                                     Johns Hopkins
                                                                                     University.
                                                                                     Senior Fellow,
                                                                                     Foreign Policy
                                                                                     Association.
                                                                                     Director, Japan
                                                                                     Society.

DIRECTORS WHOSE TERMS WILL CONTINUE:

                                                 CLASS II DIRECTORS
                                             (TERM WILL EXPIRE IN 2004)
                                                                         NUMBER OF
                                                                        PORTFOLIOS
                                                                          IN FUND
                                                                         COMPLEX(2)                        SHARES
                             TERM OF                                     OVERSEEN                         OF COMMON
                             OFFICE                                         BY             OTHER            STOCK
                                AND                                      DIRECTOR    DIRECTORSHIPS HELD  BENEFICIALLY
                 POSITION(S) LENGTH OF            PRINCIPAL             OR NOMINEE     BY DIRECTOR OR     OWNED AT
NAME, ADDRESS(1)    WITH       TIME             OCCUPATION(S)               FOR         NOMINEE FOR        MAY 1,
     & AGE          FUND      SERVED        DURING PAST FIVE YEARS       DIRECTOR         DIRECTOR          2002(3)
--------------  ----------- ---------  -------------------------------  -----------  ------------------  ------------
                                              NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Ambassador       Director    Since      Chairman, Diligence LLC,            68       Director of the         532
Richard R.                   2000       formerly IEP Advisors, Inc.                  Central European
Burt, 56                                (information collection,                     Equity Fund, Inc.
                                        analysis, consulting and                     as well as other
                                        intelligence) (since 1998).                  funds in the Fund
                                        Chairman of the Board,                       Complex as
                                        Weirton Steel Corp. (since                   indicated;(5) Board
                                        1996).  Partner, McKinsey &                  Member, IGT, Inc.
                                        Company (1991-1994).  U.S.                   (gaming technology)
                                        Ambassador to the Federal                    (since 1995).
                                        Republic of Germany                          Board Member,
                                        (1985-1989). Chairman, IEP                   Hollinger
                                        Advisor, LLP (international                  International
                                        consulting).                                 (printing and
                                                                                     publishing)
                                                                                     (since 1995).
                                                                                     Board Member, HCL
                                                                                     Technologies,
                                                                                     Inc. (information
                                                                                     technology and
                                                                                     product engineering)
                                                                                     (since 1999).
                                                                                     Member, Textron
                                                                                     Corporation
                                                                                     International
                                                                                     Advisory Council
                                                                                     (aviation,
                                                                                     automotive,
                                                                                     industrial
                                                                                     operations and
                                                                                     finance) (since
                                                                                     1996). Director,
                                                                                     UBS-Paine Webber
                                                                                     family of Mutual
                                                                                     Funds.

Robert H.        Director    Since      President, Robert H.                69       Director, New          2,656
Wadsworth, 63                1986.      Wadsworth Associates, Inc.                   Germany Fund,
                                        (mutual fund consulting)                     Inc. (since 1992)
                                        (since 1982).  President and                 and the Central
                                        Trustee, Trust for Investment                European Equity
                                        Managers (1999-2002).                        Fund (since 1990)
                                        President, Investment Company                as well as other
                                        Administration, L.L.C.                       funds in the Fund
                                        (1992-2001).  President,                     Complex as
                                        Treasurer and Director, First                indicated.(5)
                                        Fund Distributors, Inc.
                                        (mutual fund distribution)
                                        (1990-2002).  Vice President,
                                        Professionally Managed
                                        Portfolios (1991-2002).  Vice
                                        President, Advisors Series
                                        Trust (registered investment
                                        companies) (1997-2002).
                                        President, Guinness Flight
                                        Investment Funds, Inc.
                                        (registered investment
                                        companies) (1994-1998).


                                                 CLASS II DIRECTORS
                                             (TERM WILL EXPIRE IN 2004)

                                                                         NUMBER OF
                                                                        PORTFOLIOS
                                                                          IN FUND
                                                                         COMPLEX(2)                        SHARES
                             TERM OF                                     OVERSEEN                         OF COMMON
                             OFFICE                                         BY             OTHER            STOCK
                                AND                                      DIRECTOR    DIRECTORSHIPS HELD  BENEFICIALLY
                 POSITION(S) LENGTH OF            PRINCIPAL             OR NOMINEE     BY DIRECTOR OR     OWNED AT
NAME, ADDRESS(1)    WITH       TIME             OCCUPATION(S)               FOR         NOMINEE FOR        MAY 1,
     & AGE          FUND      SERVED        DURING PAST FIVE YEARS       DIRECTOR         DIRECTOR          2002(3)
--------------  ----------- ---------  -------------------------------  -----------  ------------------  ------------
                                               INTERESTED DIRECTORS(4)
---------------------------------------------------------------------------------------------------------------------
John Bult, 66    Director    Since      Chairman of PaineWebber              3       Director of the        3,013
                             1986.      International (since 1985).                  New Germany Fund,
                                                                                     Inc. (since 1990)
                                                                                     and the Central
                                                                                     European Fund
                                                                                     (since 1990);(5)
                                                                                     Director, The
                                                                                     France Growth Fund,
                                                                                     Inc. (closed end
                                                                                     fund). Director,
                                                                                     The Greater China
                                                                                     Fund, Inc. (closed
                                                                                     end fund).

                                                CLASS III DIRECTORS
                                              (TERM WILL EXPIRE 2005)

                                                                        NUMBER OF
                                                                        PORTFOLIOS                         SHARES
                            TERM OF                                      IN FUND                          OF COMMON
                            OFFICE                                      COMPLEX(2)         OTHER            STOCK
                               AND                                     OVERSEEN BY   DIRECTORSHIPS HELD  BENEFICIALLY
                POSITION(S) LENGTH OF            PRINCIPAL             DIRECTOR OR     BY DIRECTOR OR     OWNED AT
NAME, ADDRESS(1)   WITH       TIME             OCCUPATION(S)           NOMINEE FOR      NOMINEE FOR        MAY 1,
     & AGE         FUND      SERVED        DURING PAST FIVE YEARS        DIRECTOR         DIRECTOR          2002(3)
--------------  ----------- ---------  -------------------------------  -----------  ------------------  ------------
                                              NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Werner           Director   Since      President and Chief Executive        2        Director, Central      1,416
Walbrol, 65                 1986.      Officer, The German American                  European Equity
                                       Chamber of Commerce, Inc.,                    Fund, Inc. (since
                                       President and Chief Executive                 1990);(5) Director
                                       Officer, European American                    of TUV Rheinland
                                       Chamber of Commerce, Inc.                     of North America,
                                                                                     Inc. (independent
                                                                                     testing and
                                                                                     assessment
                                                                                     services);
                                                                                     President and
                                                                                     Director, German-
                                                                                     American
                                                                                     Partnership
                                                                                     Program (student
                                                                                     exchange programs);
                                                                                     Director, AXA
                                                                                     Nordstern Art
                                                                                     Insurance
                                                                                     Corporation (fine
                                                                                     art and collectible
                                                                                     insurer); Member,
                                                                                     Advisory Board
                                                                                     of Abels & Grey.

                                                CLASS III DIRECTORS
                                              (TERM WILL EXPIRE 2005)

                                                                        NUMBER OF
                                                                        PORTFOLIOS                         SHARES
                            TERM OF                                      IN FUND                          OF COMMON
                            OFFICE                                      COMPLEX(2)         OTHER            STOCK
                               AND                                     OVERSEEN BY   DIRECTORSHIPS HELD  BENEFICIALLY
                POSITION(S) LENGTH OF            PRINCIPAL             DIRECTOR OR     BY DIRECTOR OR     OWNED AT
NAME, ADDRESS(1)   WITH       TIME             OCCUPATION(S)           NOMINEE FOR      NOMINEE FOR        MAY 1,
     & AGE         FUND      SERVED        DURING PAST FIVE YEARS        DIRECTOR         DIRECTOR          2002(3)
--------------  ----------- ---------  -------------------------------  -----------  ------------------  ------------
                                               INTERESTED DIRECTORS(4)
---------------------------------------------------------------------------------------------------------------------
Christian H.     Director   Since      Director (since 1999) and            3        Director, New          None.
Strenger, 59                1986       Managing Director                             Germany Fund,
                                       (1991-1999), DWS Investment                   Inc. (since 1990)
                                       GmbH (investment management).                 and the Central
                                                                                     European Fund
                                                                                     (since 1990).(5)
                                                                                     Member of the
                                                                                     Supervisory Board,
                                                                                     Fraport AG
                                                                                     (international
                                                                                     airport business).
                                                                                     Member of the
                                                                                     Supervisory Board,
                                                                                     Metro AG
                                                                                     (international
                                                                                     trading company).
                                                                                     Board Member,
                                                                                     Incepta PLC (media
                                                                                     and advertising).

---------------------------------------------------------------------------------------------------------------------
                                                EXECUTIVE OFFICERS(7)
---------------------------------------------------------------------------------------------------------------------
                                   TERM OF
                                   OFFICE                                                                  SHARES
                                     AND                                                                 OF COMMON
                                   LENGTH                                                                  STOCK
                      POSITION(S)     OF                             PRINCIPAL                          BENEFICIALLY
                         WITH        TIME                          OCCUPATION(S)                          OWNED AT
NAME, ADDRESS & AGE      FUND       SERVED                    DURING PAST FIVE YEARS                    MAY 1, 2002(3)
-------------------   ----------- ---------  --------------------------------------------------------  ------------------

Richard T. Hale, 57   President    Year to   Trustee and/or President of each of the investment            None.
                      and Chief    year      companies advised by Deutsche Asset Management, Inc. or
                      Executive    since     its affiliates.  Managing Director, Deutsche Asset
                      Officer      2001.     Management Americas.  Managing Director, Deutsche Bank
                                             Securities Inc., formerly Deutsche Banc Alex Brown Inc.
                                             Director and President, Investment Company Capital Corp.
                                             (registered investment advisor).

Hanspeter             Chief        Year to   President of Deutsche Bank Investment Management Inc.         None.
Ackermann, 46(8)      Investment   year      Managing Director, Deutsche Bank Securities Inc.
                      Officer      since     Managing Director and Senior International Equity
                                   1996.     Portfolio Manager, Bankers Trust Co.  CIO, The Germany
                                             Fund, Inc. and The New Germany Fund, Inc.  President and
                                             Managing Partner, Eiger Asset
                                             Management (1993-1996), Managing
                                             Director and CIO, SBC Brinson,
                                             formerly SBC Portfolio Management
                                             International Inc. (institutional
                                             investment management) (1983-1993).

Robert R. Gambee,     Chief        Year to   Director (since 1992), First Vice President (1987-1991)        523
60(8)                 Operating    year      and Vice President (1978-1986) of Deutsche Bank
                      Officer      since     Securities Inc.  Director and Secretary, Deutsche Bank
                      and          1986      AG.  Director, Bankers Trust Co.  Secretary, Flag
                      Secretary              Investors of Flag Investors Funds, Inc. and Deutsche
                                             Bank Investment Management, Inc. (1997-2000).

Joseph Cheung, 44     Chief        Year to   Vice President (since 1996), Assistant Vice President         None.
                      Financial    year      (1994-1996) and Associate (1991-1994) of Deutsche Bank
                      Officer      since     Securities Inc.
                      and          1997.
                      Treasurer

1 Unless otherwise indicated the address of all directors and officers is c/o Deutsche Bank Securities, Inc., 345 Park Avenue, New York, New York 10154.

2 Includes The Central European Equity Fund, Inc. and the New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager. It also includes 204 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

3 All Directors and Executive Officers as a group (13 persons) owned 10,720 shares which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

4 Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie. KGaA, which is the parent company of a registered broker-dealer; and Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.

5 The Germany Fund, Inc. and the Central European Equity Fund, Inc. are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager. Messrs. Burt and Wadsworth also serve as Directors/Trustees of the BT Investment Funds, BT Advisor Funds, BT Pyramid Mutual Funds, BT Institutional Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, and Deutsche Asset Management VIT Trust. They also serve as Directors/Trustees of the Morgan Grenfell Investment Trust, Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Scudder Flag Investors Value Builder Funds, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., and Deutsche Bank Alex. Brown Cash Reserves Fund, Inc. They also serve as Directors/Trustees of RREEF Securities Trust, an open-end investment company, and RREEF Real Estate Fund, Inc., a closed-end investment company. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

6 Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Mr. Voscherau's employer.

7 Each also serving as an officer of The Germany Fund, Inc. and The Central European Equity Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

8 Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.

9 In December 2001, Mr. Langhammer's two adult children borrowed $1 million from a Deutsche Bank Group company. The loan, which is secured by collateral furnished by Mr. Langhammer, bears interest at 3-month LIBOR and is of indefinite duration. As of May 9, 2003, the full principal remained outstanding.

         The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                    DOLLAR RANGE OF EQUITY        FUNDS OVERSEEN BY DIRECTOR OR NOMINEE IN FAMILY OF
NAME OF DIRECTOR OR NOMINEE       SECURITIES IN THE FUND(1)                   INVESTMENT COMPANIES(1),(2)
---------------------------       ------------------------        --------------------------------------------------

Detlef Bierbaum                              None.                                       None.
John Bult                              $10,001 - $50,000                          $50,001 - $100,000
Ambassador Richard R. Burt               $1 - $10,000                             $10,001 - $50,000
Fred H. Langhammer                           None.                                       None.
Edward C. Schmults                     $10,001 - $50,000                          $10,001 - $50,000
Christian H. Strenger                        None.                                $10,001 - $50,000
Eggert Voscherau                             None.                                       None.
Robert H. Wadsworth                    $10,001 - $50,000                          $50,001 - $100,000
Werner Walbrol                         $10,001 - $50,000                          $10,001 - $50,000

(1)  Valuation date is May 2, 2003.

(2) The Family of Investment Companies consists of the Fund, The New Germany Fund, Inc. and The Central European Equity Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.

         The Board of Directors presently has an audit committee (the "Audit Committee") composed of Messrs. Burt, Schmults, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met three times during the fiscal year ended December 31, 2002. In addition, the Board has an advisory committee (the "Advisory Committee") composed of Messrs. Burt, Schmults, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. ("DBSI") and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met twice during the past fiscal year. The Board also has an executive committee (the "Executive Committee") and a nominating committee (the "Nominating Committee"). During the past fiscal year, the Nominating Committee met once and the Executive Committee did not meet. The members of the Executive Committee are Messrs. Strenger, Burt, Schmults, Wadsworth and Walbrol. The Executive Committee has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. The members of the Nominating Committee are Messrs. Burt, Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DBSI or DeAM, and the Nominating Committee evaluates the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund that comply with the requirements for such proposals contained in the Fund's bylaws. All members on each of the four committees of the Board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the Executive Committee).

         During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served.

         The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The New Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Effective as of April 24, 2002, no Director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and, effective as of January 1, 2002, no such Director receives more than the annual fee of two funds. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. These three funds, together with 204 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended December 31, 2002, and (b) the total compensation from the Fund Complex that includes the Fund for the fiscal year ended December 31, 2002 and for such other funds whose fiscal year ended October 31, 2002, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                             Aggregate Compensation      Total Compensation
  Name of Director                 From Fund              From Fund Complex
-------------------          ----------------------      ------------------
Richard R. Burt                     $15,000                   $153,000
Edward C. Schmults                   13,500                     26,250
Robert H. Wadsworth                  10,750                    156,000
Werner Walbrol                       15,000                     29,250
Total                               $54,250                   $364,500
                                    =======                   ========

         No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund or of any entity of the Deutsche Bank Group.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

REQUIRED VOTE. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions will have no effect on the result of the vote.


                     PROPOSAL 2: RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

         The Audit Committee has approved PricewaterhouseCoopers LLP (the "Firm" or "PwC") as independent accountants for the Fund for the fiscal year ending December 31, 2003. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have ratified the appointment of PwC as the Fund's independent accountants for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent accountants for the Fund since inception.

         Neither our charter nor bylaws requires that the stockholders ratify the appointment of PwC as our independent accountants. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Board of Directors and the Audit Committee will reconsider whether or not to retain PwC, but may retain such independent accountants. Even if the appointment is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

         REQUIRED VOTE. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Board of Directors of PwC as independent accountants for the Fund for the fiscal year ending December 31, 2003. For purposes of Proposal 2, abstentions will have no effect on the result of the vote.

         INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT ACCOUNTANTS

AUDIT FEES

         The aggregate fees billed by PwC for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended December 31, 2002 were $47,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         PwC did not render any information technology services to the Fund during the fiscal year ended December 31, 2002.

ALL OTHER FEES

         The aggregate fees billed by PwC for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2002, were $12,000. The aggregate fees billed by PwC for audit and other services to registered investment companies advised or managed by companies within the Deutsche Bank group for the fiscal year ended December 31, 2002 were $5,145,790. In addition, the aggregate fees billed by PwC for services rendered to the U.S. asset management business within the Deutsche Bank group, including DBSI, for the fiscal year ended December 31, 2002 were approximately $6,574,025.

                             AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board (i) in its oversight of the Fund's accounting and financial reporting principles and related controls, (ii) in its oversight of the Fund's financial statements and the independent audit thereof, (iii) in selecting, evaluating and replacing (if appropriate) the outside accountants and (iv) in evaluating the independence of the outside accountants. The Board of Directors has determined that all members of the Audit Committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to an Audit Committee Charter that was last amended and restated by the Board on April 20, 2001, a copy of which is attached as Exhibit A to this Proxy Statement. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently modified or supplemented. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has discussed with the independent accountants the accountants' independence from the Fund and its management, and has considered whether the provision of non-audit services to the Fund's investment manager and adviser and their affiliated persons by the independent accountants is compatible with maintaining the independent accountants' independence.

         The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, or to set auditor independence standards. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent."

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2002.

Submitted by the Audit Committee
of the Fund's Board of Directors

Ambassador Richard R. Burt
Edward C. Schmults
Robert H. Wadsworth
Werner Walbrol


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of May 9, 2003 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

         The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank Securities Inc., the Fund's Manager, is located at 60 Wall Street, New York, New York 10005.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         During the fiscal year ended  December  31,  2002,  the Fund filed on a
timely  basis  Forms  4  (Statement  of  Changes  of  Beneficial   Ownership  of
Securities) for all Directors and Officers.

                                  OTHER MATTERS

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the meeting.

                              STOCKHOLDER PROPOSALS

         In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2004 Annual Meeting, the proposals must be received at The Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York, 10154, Attention: Secretary, on or before January 14, 2004.

         In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2004 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund's Secretary, at the principal executive offices of the Fund, between January 14, 2004 and February 13, 2004. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless, of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $6,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

         The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2002 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund's web site: www.germanyfund.com.



                                                     Robert R. Gambee
                                                     Chief Operating Officer
                                                     and Secretary

Dated: May 13, 2003

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

EXHIBIT A

                             THE GERMANY FUND, INC.
                                 (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee comprises at least three directors, each of whom shall have no relationship to the Company, its investment manager, its investment adviser or its custodian (including sub-custodians) that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1.   in its oversight of the Company's  accounting and financial reporting
           principles   and  policies  and  related   controls  and   procedures
           maintained by or on behalf of the Company;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for stockholder approval in the proxy statement); and

      4.   in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company, to the Company's investment manager, investment adviser or any entity controlling, controlled by or under common control with the investment manager or investment adviser ("Manager/Adviser Control Affiliate"), or to the Company's custodian (including sub-custodians).

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in the proxy statement).

      The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

      The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service. The statement as to (ii) and (iii) should include (and separately disclose) fees billed for the indicated services to (a) the Company, (b) the Company's investment manager, investment adviser and Manager/Adviser Control Affiliates that provide services to the Company, (c) Manager/Adviser Control Affiliates that do not provide services to the Company, and (d) the custodian (including sub-custodians).

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1. with respect to the outside auditor,

         (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

         (ii) to review the fees charged by the outside auditors for audit and non-audit services;

         (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

         (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company, the Company's investment manager, investment adviser or Manager/Adviser Control Affiliates or the custodian (including sub-custodians) is compatible with maintaining the independence of the outside auditors; and

         (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      2. with respect to financial reporting principles and policies and related controls and procedures,

         (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

         (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                o deficiencies noted in the audit in the design or operation of related controls;

                o   consideration of fraud in a financial statement audit;

                o   detection of illegal acts;

                o   the  outside   auditor's   responsibility   under  generally
                    accepted auditing standards;

                o   significant accounting policies;

                o   management judgments and accounting estimates;

                o   adjustments arising from the audit;

                o   the   responsibility   of  the  outside  auditor  for  other
                    information  in  documents   containing   audited  financial
                    statements;

                o   disagreements with management;

                o   consultation by management with other accountants;

                o major issues discussed with management prior to retention of the outside auditor;

                o difficulties encountered with management in performing the audit; and

                o the outside auditor's judgments about the quality of the entity's accounting principles;

         (iii)  to meet with management and/or the outside auditors:

                o   to discuss the scope of the annual audit;

                o   to discuss the audited financial statements;

                o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

                o to review the form of opinion the outside auditors propose to render to the Board of Directors and stockholders;

                o to discuss allocations of expenses between the Company and other entities;

                o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                o to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                o to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

                o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

         (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3. with respect to reporting, recommendations and other matters,

         (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

         (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

         (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

         (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                      PROXY
                             THE GERMANY FUND, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned stockholder of The Germany Fund, Inc, a Maryland corporation (the "Fund"), hereby appoints Richard T. Hale, Robert R. Gambee and Joseph Cheung, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, Fifth Floor Auditorium, New York, New York 10019, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

         THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2, AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

1.  FOR each of the nominees for              WITHHOLD AUTHORITY          FOR all nominees except as marked
    director listed below.                as to all listed nominees.      to the contrary below.

(INSTRUCTIONS:  To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                                               Fred H. Langhammer
                                             Christian H. Strenger
                                                 Eggert Voscherau
                                                  Werner Walbrol



         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

2. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003

    FOR                         AGAINST                                ABSTAIN


3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

         Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).


                                        -------------------------------------
                                                     Signature


                                        -------------------------------------
                                              Signature, if held jointly


                                        -------------------------------------
                                               Dated: __________, 2003



                                      -2-